SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C.  20549
                    --------------------
                         FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)  November 29, 1995

                    FORD MOTOR CREDIT COMPANY
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


INCORPORATED IN DELAWARE           1-6368            38-1612444
------------------------   ----------------------- -------------
(State of other juris-     (Commission File Number) (IRS Employer
diction of incorporation)                          Identification
                                                        No.)

  THE AMERICAN ROAD, DEARBORN, MICHIGAN                48121
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   313-322-3000

ITEM 5.  OTHER EVENTS

     Ford Motor Credit Company, a Delaware corporation (the
"Company"), has registered $4,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 33-55945. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented by a First Supplemental Indenture dated as of April 1, 1986, a Second Supplemental Indenture dated as of September 1, 1986, a Third Supplemental Indenture dated as of March 15, 1987, a Fourth Supplemental Indenture dated as of April 15, 1988 and a Fifth Supplemental Indenture dated as of September 1, 1990, between the Company and Chemical Bank, as trustee.

     The Company has created two series of Debt Securities under such Indenture, as supplemented, each in the aggregate principal amount of up to $4,000,000,000, designated as the Company's Medium-Term Notes Due from 9 Months to 30 Years from Date of Issue and Euro Medium-Term Notes Due from 9 Months to 30 Years from Date of Issue (together, the "Notes"). Forms of Sales Agency Agreements relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.
                              EXHIBITS

DESIGNATION             DESCRIPTION              METHOD OF FILING
-----------             -----------              ----------------
Exhibit 1.1     Form of Sales Agency Agreement       Filed with this
                relating to the Debt Securities      Report.
                offered in the United States.


Exhibit 1.2     Form of Sales Agency Agreement       Filed with this
                relating to the Debt Securities      Report.
                offered outside the United States.
                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.
                                   FORD MOTOR CREDIT COMPANY
                                         (Registrant)

Date:  November 29, 1995             By: /s/ R. P. Conrad
                                   ------------------------
                                    R. P. Conrad
                                    Assistant Secretary


                           EXHIBIT INDEX


DESIGNATION             DESCRIPTION
-----------             -----------
Exhibit 1.1     Form of Sales Agency Agreement
                relating to the Debt Securities
                offered in the United States.




Exhibit 1.2     Form of Sales Agency Agreement
                relating to the Debt Securities
                offered outside the United States.